SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 14, 2005

LADENBURG THALMANN FINANCIAL SERVICES INC.

(Exact Name of Registrant as Specified in Charter)

Florida	1-15799	65-0701248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 409-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On April 14, 2005, Ladenburg Thalmann Financial Services Inc. (“Company”) repurchased 4,620,501 shares (“Shares”) of the Company’s common stock from Berliner Effektengesellschaft AG (“Berliner”) pursuant to a written agreement between the Company and Berliner. Pursuant to the agreement, the Company paid Berliner $1,155,125.25, or $0.25 per share, for the Shares. The Shares will be returned to the status of authorized but unissued shares.

     The summary of the foregoing transaction is qualified in its entirety by reference to the text of the agreement, which is attached as an exhibit hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

10.1	Agreement, dated April 14, 2005, between Ladenburg Thalmann Financial Services Inc. and Berliner Effektengesellschaft AG.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2005

LADENBURG THALMANN FINANCIAL SERVICES INC.
By:	/s/ Salvatore Giardina
	Name:	Salvatore Giardina
	Title:	Vice President and Chief Financial Officer

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